UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2019

TIMKENSTEEL CORPORATION (Exact name of registrant as specified in its charter)

Ohio	1-36313	46-4024951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, SW, Canton, OH 44706
(Address of Principal Executive Offices) (Zip Code)

(330) 471-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	TMST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On August 8, 2019, Phillip R. Cox, a member of the Board of Directors (the “Board”) of TimkenSteel Corporation (the “Company”) notified the Board of his intention to resign as a director effective August 31, 2019. Mr. Cox further notified the Board that his decision to resign was for personal reasons and not due to any disagreement with the Company.

(c)    Also, on August 8, 2019, the Board appointed Nicholas A. Yacobozzi, age 34, to serve as the Company’s principal accounting officer. Kristopher R. Westbrooks, Executive Vice President and Chief Financial Officer, who previously served as both the Company’s principal financial officer and principal accounting officer, will continue to serve as the Company’s principal financial officer.
Mr. Yacobozzi joined the Company in January 2019 as Corporate Controller. Prior to joining the Company, he served as a Senior Manager in the Core Assurance practice at PricewaterhouseCoopers LLP (a global network of firms delivering assurance, tax and consulting services for businesses) since July 2017. Mr. Yacobozzi joined PwC in 2009 as an associate and held various positions of increasing responsibility during his tenure. He earned both his bachelor and masters’ degree in accounting from John Carroll University, and he is a Certified Public Accountant licensed in the State of Ohio.
Mr. Yacobozzi receives an annual base salary and is eligible to participate in the compensation and benefit programs of the Company, including its equity compensation plans, as well as other benefit plans and programs such as health and life insurance and retirement and severance benefits plans.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMKENSTEEL CORPORATION

Date:	August 12, 2019	By:	/s/ Frank A. DiPiero
Frank A. DiPiero
Executive Vice President, General Counsel and Secretary